UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2005

Doral Financial Corporation

(Exact name of registrant as specified in its charter)

Puerto Rico	0 – 17224	66 – 0312162

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico,	00920 – 2717

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 474 – 6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Doral Financial Corporation
Current Report on Form 8-K

Item 2.02 Results of Operations and Financial Condition

     On April 19, 2005, Doral Financial Corporation (the “Company”) issued a press release announcing its decision to correct the methodology used to calculate the fair value of its portfolio of floating rate interest only strips (“IOs”) and describing the reasons for the correction and its preliminary estimate of the impact on prior period results. As a result of this process, the Company will delay the release of its earnings for the first quarter of 2005. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

     The information furnished pursuant to this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.

Item 2.06 Material Impairments

     The information included in Item 4.02 is incorporated by reference and filed herein.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

     On April 15, 2005, the Audit Committee and the Board of Directors of the Company concluded, after a review of all the pertinent facts, that the previously filed interim and audited financial statements for the periods from January 1, 2000 through December 31, 2004, should no longer be relied on and that the financial statements for some or all of the periods included therein should be restated.

     After consulting with various financial institutions and valuation experts, the Company determined that the valuation model used to determine the fair value of the Company’s floating rate IOs should be corrected to incorporate the forward yield curve instead of using contractual or actual 90-day LIBOR rates at the end of each reporting period. As a result, the company concluded that a substantial adjustment to the value of its floating rate IOs was required. The required adjustment cannot be taken as a charge in current period earnings but instead will have to be reflected in those periods during which the origination of floating rate IOs had a material impact on the Company’s financial statements. As part of the restatement process, the Company will also be reviewing all the assumptions and processes used to value its IOs and mortgage servicing rights and to calculate its gains on sale as well as management’s report on internal controls over financial reporting for 2004. The Company has not yet determined whether this revision will result in the reporting of a material weakness in internal controls over financial reporting in the Company’s Form 10-K for the year ended December 31, 2004.

     The Audit Committee and the Board of Directors of the Company have discussed the decision to restate the Company’s financial statements with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release dated April 19, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2005	Doral Financial Corporation
	By:	/s/ Ricardo Melendez
	Name:	Ricardo Melendez
	Title:	Executive Vice President and Chief Financial Officer